The Sentinel Funds Class A, Class B, Class C, Class D and Class S

Supplement dated July 28, 2009 to the Prospectus dated March 31, 2009, as supplemented June 17, 2009

Mid Cap Value Fund

The paragraph titled “Mid Cap Value Fund” under the heading “Investment Advisors and Portfolio
Managers- Portfolio Managers” is deleted and replaced with the following:

Michael A. Steinberg manages the Mid Cap Value Fund. Mr. Steinberg is the Managing
Member, a portfolio manager and analyst at Steinberg, which he formed in 1982. He has managed or co-managed the Fund or its predecessor since its inception.